Exhibit 99

Form 4 Joint Filer Information

Name:                                Lighthouse Management Partners IV, L.L.C.

Address:                            Attn: Rick Stubblefield
                                         500 Drake's Landing Road

                                         Greenbrae, CA 94904-3011

Designated Filer:                 Lighthouse Capital Partners IV, L.P.

Issuer & Tickler Symbol:      HemoSense, Inc. (HEM)

Date of Event
Requiring Statement:          7/01/05

Signature:                          By: /s/ RICK STUBBLEFIELD
                                         Rick Stubblefield, General Partner